FIRST AMENDMENT

                                       TO

                                 LEASE AGREEMENT

        This First Amendment ("Amendment") dated as of the 1st day of June, 1998 by and between BFS REALTY, LLC, a New York limited liability company, having an office at 26 Harbor Park Drive, Port Washington, New York 11050 ("Landlord") and NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC., a New York corporation having an office at 26 Harbor Park Drive, Port Washington, New York 11050 ("Tenant").

                                   WITNESSETH:

        WHEREAS, on January 1, 1996 Tenant entered into a Lease agreement with Sandata, Inc. ("Sandata") (the "Lease") for premises consisting of approximately 5,725 square feet of area in the building commonly known as 26 Harbor Park Drive, Port Washington, New York (the "Building"), which Lease was assigned by Sandata on November 1, 1996 to Landlord;

        WHEREAS, both Landlord and Tenant are desirous to amend certain provisions of the Lease.

        NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

               1. Both Landlord and Tenant are desirous to increase the size of the area currently being leased by Tenant by 1,500 square feet to 7,225 square feet effective as of the date hereof.

               2. Tenant agrees to pay Landlord an increase in rent in accordance with the amended Schedule of Rent attached hereto and made part of this First Amendment for the duration of the term of this Lease.

        All other terms of the Lease shall remain in full force and effect as previously written.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment the day and year first above written.

                                    LANDLORD

                                    BFS REALTY, LLC

                                    By:   Bert E. Brodsky
                                       -----------------------------------------
                                       name:  Bert E. Brodsky
                                       title: Member

                                    TENANT

                                    NATIONAL MEDICAL HEALTH CARD
                                    SYSTEMS, INC.

                                    By:   Linda Portney
                                       -----------------------------------------
                                       name:  Linda Portney
                                       title: President






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                  SCHEDULE ATTACHED HERETO AND MADE PART HEREOF
                  LEASE OF DEMISED PREMISES IN BUILDING LOCATED
                  AT 26 HARBOR PARK DRIVE, PORT WASHINGTON, NY,
                         DATED JANUARY 1, 1996, BETWEEN
         SANDATA, INC. AND ASSIGNED TO BFS REALTY, LLC, AS LANDLORD AND
              NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC. AS TENANT.

                                SCHEDULE OF RENT

January 1, 1996 through
  December  31, 1996                                       $145,860.00 per annum
                                                            $12,155.00 per month

January 1, 1997 through
  December 31, 1997                                        $167,460.00 per annum
                                                            $13,955.00 per month

January 1, 1998 through
  December 31, 1998                                        $202,083.00 per annum
                                                            $16,840.25 per month

January 1, 1999 through
  December 31, 1999                                        $230,937.15 per annum
                                                            $19,244.76 per month

January 1, 2000 through
  December 31, 2000                                        $242,484.01 per annum
                                                            $20,207.00 per month


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State of New York, County of                   ss:

      On the            day of                  19  , before me personally came
                                             , to me known, who, being by me
duly sworn, did depose and say that he resides at ; that he is of , the corporation described in and which executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


State of New York, County of                    ss:

      On the            day of                  19  , before me personally came
                                             , to me known, who, being by me
duly sworn, did depose and say that he resides at ; that he is of , the corporation described in and which executed the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


State of New York, County of                    ss:

      On the            day of                  19  , before me personally came
                                               to me known and known to me to be
the individual described in and who executed the foregoing instrument, and duly acknowledged that he executed the same.


State of New York, County of                    ss:

      On the            day of                  19  , before me personally came
                        , subscribing witness to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say, that he resided, at the time of the execution of said instrument, and still resides in that he is and then was acquainted with , and knew to be the individual described in and who executed the foregoing instrument; and that he, said subscribing witness, was present and saw execute the same; and that he, said witness, thereupon at the same time subscribed his name as witness thereto.

BUILDING........................................................................

Premises........................................................................

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                                                                        Landlord

                                       to





                                                                          Tenant


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                                     LEASE

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                                    GUARANTY

      In consideration of the letting of the premises within mentioned to the Tenant within named, and of the sum of One Dollar, to the undersigned in hand paid by the Landlord within named, the undersigned hereby guarantees to the Landlord and to the heirs, successors and/or assigns of the Landlord, the payment by the Tenant of the rent, within provided for, and the performance by the Tenant of all of the provisions of the within lease. Notice of all defaults is waived, and consent is hereby given to all extensions of time that any Landlord may grant.

      Dated,                  19

                                        ....................................L.S.

STATE OF          COUNTY OF                     ss:

      On this           day of            , 19  , before me personally appeared

to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledge to me that he executed the same.




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